SUPPLEMENTAL AGREEMENT

to a loan agreement

in the equivalent amount of NOK 125,000,000.- of

18 April 2000

BETWEEN

Trico Shipping AS

(as borrower)

AND

DEN NORSKE BANK ASA

Nedship Bank N.V.

acting through its Norwegian branch

Nedship Bank (Nordic)

(as banks)

and

DEN NORSKE BANK ASA

(as Agent)

Wikborg, Rein & Co

Olav Kyrresgt. 11

P.O.Box 1233 Sentrum

5811 Bergen

Norway

Telefax 47 55 21 52 03

Telephone 47 55 21 52 00

SUPPLEMENTAL AGREEMENT

THIS SUPPLEMENTAL AGREEMENT IS MADE THE 19TH DAY OF JUNE 2000 BETWEEN

1) TRICO SHIPPING AS

(organisation no 976 854 020)

P.O.Box 85

6090 Fosnavag

Telephone No. +

Telefax No. +

(hereinafter called the "Borrower")

2) DEN NORSKE BANK ASA

P.O.Box 7100

5020 Bergen

Norway

Telephone No. +4755 21 10 00

Telefax No. +4755 21 19 24 and

NEDSHIP BANK N.V.

acting through its Norwegian branch

Nedship Bank (Nordic)

P.O.Box 701 Sentrum

5807 Bergen

Norway

Telephone No. +47 55 30 94 00

Telefax No. +47 55 30 94 50

(hereinafter called the "Banks"), and

3) DEN NORSKE BANK ASA

P.O.Box 7100

5020 Bergen

Norway

Telephone No. +4755 21 10 00

Telefax No. +4755 21 19 24

(as "Agent")

WHEREAS

A. The Banks have entered into a loan agreement with the Borrower in the equivalent amount of NOK 125,000,000.- dated the 18 April 2000 (hereinafter called the "Loan Agreement").

B. The Borrower has the 2 May 2000 prepaid in full the amount drawn under the Loan Agreement being USD 14,673,765.97 and in connection with the said prepayment the Borrower has requested the Banks to be allowed to draw the Loan again. The Banks have accepted the Borrower's request on the condition that this Agreement is entered into between the Borrower, the Banks and the Agent.

C. This Agreement shall be construed as being in all respects supplemental to the Loan Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS

1. Definitions

1.01.

In this agreement unless the context otherwise requires, terms defined in the Loan Agreement shall bear the same meaning when used herein. In addition the Loan Agreement means the Loan Agreement as supplemental and amended by this Agreement.

2. Conditions

2.01.

The obligation of the Bank to accept the Borrower's requests set forth in Recital B above shall be subject to the condition that the Bank has received the following documents in a form satisfactory to the Bank and its legal advisors.

a. a Company Certificate in respect of the Borrower, and

b. a Company Certificate in respect of the Guarantor, and

c. confirmation from the Guarantor that the Guarantee remains in full force and effect, and

d. evidence that the Borrower has paid all costs (including breakage costs) in connection with the prepayment of the Loan, and

e. such legal opinions as the Bank may require in respect of UK and Norwegian law.

2.02.

In consideration of the Banks' agreement to the Borrower's request set forth in Recital B the Borrower shall pay to the Banks (i) a commitment fee of 0,50% per annum calculated from 2 May 2000 until the "new" Drawdown Date, payable on the "new" Drawdown Date" and (ii) on demand all cost, expenses and disbursement (including, but not limited to legal fees and printing, publication and travelling expenses) incurred by the Banks in the negotiation, preparation and completion of this Agreement and the maintenance, protection and enforcement of any of its rights hereunder.

3. Amendments to the Loan Agreement

3.01.

With effect on and from 2 May 2000 the Loan Agreement shall be amended in the following respects:

A. In Clause 2 ("Definitions") in the definition of "Commitment Period" the date "30 April 2000" to be deleted and substituted by "31 July 2000".

B. The provision of Clause 8.03 shall not be applied for the prepayment made by the Borrower the 2 May 2000.

3.02.

All references in the Security Documents to "the Loan Agreement" shall be interpreted as references to the Loan Agreement as amended hereby.

3.03.

By construing references herein to "this Loan Agreement", "this Agreement", "herein", "hereunder" in like terms as if the same referred to the Loan Agreement as amended hereby.

3.04.

Subject only to the modifications set out in this Agreement, the Loan Agreement shall remain in full force and effect and binding upon the Bank and the Borrower.

4. Applicable law

This Agreement shall be governed by and construed in accordance with Norwegian law.

The parties accept Bergen Town Court as venue.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed the day and the year above written.

For and on behalf of For and on behalf of

TRICO SHIPPING AS p.p. DEN NORSKE BANK ASA

_____________________. _____________________.

For and on behalf of

NEDSHIP BANK N.V. acting through its Norwegian branch Nedship Bank (Nordic)

___________________.

For and on behalf of

p.p. DEN NORSKE BANK ASA

___________________.

(as Agent)

As guarantor for the Borrower's obligations under the Loan Agreement, we hereby confirm that we have no objections to the prepayment and subsequent redraw of the Loan and to this Agreement, and we further confirm that the Guarantee remains in full force and effect.

For and on behalf of

TRICO SUPPLY ASA

____________________.